UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 03, 2023

SPIRIT REALTY CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36004	20-1676382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 North Harwood Street Suite 300
Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 476-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2023, Spirit Realty Capital, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 9, 2023, the record date for the Annual Meeting, there were 141,303,971 shares of common stock outstanding, holders of which were entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.

The results of the matters voted upon at the Annual Meeting are as follows (note that voting results, where applicable, reflect fractional shares rounded to the nearest whole share):

Proposal 1: Election of Directors

The following director nominees were elected to serve as directors, each to hold office until the 2024 Annual Meeting of Shareholders or until his or her respective successor is duly elected and qualified, by the following voting results:

Directors	For	Against	Abstentions	Broker Non-Votes
Jackson Hsieh	123,977,377	1,054,679	125,114	6,921,738
Kevin M. Charlton	122,479,362	2,553,062	124,746	6,921,738
Elizabeth F. Frank	123,688,372	1,340,489	128,309	6,921,738
Michelle M. Frymire	123,622,292	1,406,189	128,689	6,921,738
Kristian M. Gathright	123,692,088	1,333,984	131,098	6,921,738
Richard I. Gilchrist	122,071,256	2,959,904	126,010	6,921,738
Diana M. Laing	116,743,395	8,292,861	120,914	6,921,738
Nicholas P. Shepherd	122,292,663	2,738,220	126,287	6,921,738
Thomas J. Sullivan	123,055,023	1,969,224	132,923	6,921,738

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2023

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2023 was ratified by the following voting results:

Proposal 2	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	129,142,447	2,826,717	109,744	---

Proposal 3: Non-Binding advisory vote to approve the compensation of the Company's named executive officers

The compensation of our named executive officers as disclosed in the proxy statement was approved in a non-binding advisory vote by the following voting results:

Proposal 3	For	Against	Abstentions	Broker Non-Votes
Approval on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers	120,647,862	4,249,040	260,268	6,921,738

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2023

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Rochelle Thomas
Rochelle Thomas
Executive Vice President and General Counsel